Exhibit 99.2

This Statement on Form 5 is filed by (i) Communications Investors LLC (“Communications LLC”), (ii) PLASE HT, LLC (“PLASE”), (iii) Apollo Investment Fund V (PLASE), L.P., (iv) Apollo German Partners V GmbH & Co. KG (“German V”), (v) Apollo Management V, L.P. (“Management V”), (vi) AIF V Management LLC (“AIF V Management”), (vii) Apollo Management, L.P. (“Apollo Management”), (viii) Apollo Management GP, LLC (“Management GP”), (ix) Apollo Management Holdings, L.P. (“Management Holdings”), (x) Apollo Management Holdings GP, LLC (“Holdings GP”), (xi) Apollo Verwaltungs V GmbH (“Apollo German GP”), (xii) Apollo Advisors V, L.P. (“Advisors V”), (xiii) Apollo Capital Management V, Inc. (“Capital Management V”), (xiv) Apollo Principal Holdings I, L.P. (“Apollo Principal”), (xv) Apollo Principal Holdings I GP, LLC (“Apollo Principal GP”), (xvi) Hughes Communications, Inc. (“HCI”), (xvii) Apollo Investment Fund IV, L.P. (“AIF IV”), (xviii) Apollo Overseas Partners IV, L.P. (“Overseas IV”), (xix) AIF IV/RRRR LLC (“RRRR LLC”), (xx) AP/RM Acquisition, LLC (“AP/RM LLC”), (xxi) ST/RRRR LLC (“ST LLC”), (xxii) Apollo Management IV, L.P. (“Management IV”), (xxiii) Apollo Advisors IV, L.P. (“Advisors IV”), and (xxiv) Apollo Capital Management IV, Inc. (“Capital Management IV”).  The principal address of each of Communications LLC, PLASE, AIF V PLASE, Advisors V, Capital Management V, AIF IV, Overseas IV, RRRR LLC, AP/RM LLC, ST LLC, Advisors IV, Capital Management IV, Apollo Principal and Apollo Principal GP is One Manhattanville Road, Suite 201, Purchase, New York 10577.  The principal address of German V and Apollo German GP is Hainer Weg 13-15, 60599, Frankfurt, Germany.  The principal address of each of Management IV, Management V, AIF V Management, Apollo Management, Management GP, Management Holdings and Holdings GP is 9 W. 57th Street, 43rd Floor, New York, New York 10019.  The principal address of HCI is 11717 Exploration Lane, Germantown, MD 20876.

Name of Designated Filer:  Apollo Management V, L.P.

Date of Event Requiring Statement:  February 16, 2010

Issuer Name and Ticker or Trading Symbol: Hughes Telematics, Inc. (HTC)

By:	COMMUNICATIONS INVESTORS LLC

	By:	Apollo Management V, L.P.
Its Manager

		By:	AIF V Management, LLC
Its General Partner

			By:	Apollo Management, L.P.
Its sole Member/Manager

				By:	Apollo Management GP, LLC
Its General Partner

					By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

PLASE HT, LLC

By:	Apollo Investment Fund V (PLASE), L.P.
Its Manager

	By:	Apollo Advisors V, L.P.
Its General Partner

		By:	Apollo Capital Management V, Inc.
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INVESTMENT FUND V (PLASE), L.P.

By:	Apollo Advisors V, L.P.
Its General Partner

	By:	Apollo Capital Management V, Inc.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO GERMAN PARTNERS V GMBH & CO. KG

By:	Apollo Advisors V, L.P.
Its Managing Limited Partner

	By:	Apollo Capital Management V, Inc.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO VERWALTUNGS V GMBH

By:	/s/ Johannes Schoenfeldt
Johannes Schoenfeldt

APOLLO ADVISORS V, L.P.

By:	Apollo Capital Management V, Inc.
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT V, INC.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT V, L.P.

By:	AIF V Management, LLC
Its General Partner

	By:	Apollo Management, L.P.
Its sole Member/Manager

		By:	Apollo Management GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF V MANAGEMENT, LLC.

By:	Apollo Management, L.P.
Its sole Member/Manager

	By:	Apollo Management GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

HUGHES COMMUNICATIONS, INC.

By:	/s/ Dean A. Manson
Dean A. Manson
Senior Vice President, General Counsel and Secretary

APOLLO INVESTMENT FUND IV, L.P.

By:	Apollo Advisors IV, L.P.
Its General Partner

	By:	Apollo Capital Management IV, Inc.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS IV, L.P.

By:	Apollo Advisors IV, L.P.
Its Managing General Partner

	By:	Apollo Capital Management IV, Inc.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF IV/RRRR LLC

By:	Apollo Management IV, L.P.
Its Manager

	By:	Apollo Management, L.P.
Its General Partner

		By:	Apollo Management GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP/RM ACQUISITION, LLC

By:	Apollo Management IV, L.P.
Its Manager

	By:	Apollo Management, L.P.
Its General Partner

		By:	Apollo Management GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

ST/RRRR, LLC

By:	Apollo Management IV, L.P.
Its Manager

	By:	Apollo Management, L.P.
Its General Partner

		By:	Apollo Management GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS IV, L.P.

By:	Apollo Capital Management IV, Inc.
Its General Partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT IV, INC.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT IV, L.P.

By:	Apollo Management, L.P.
Its General Partner

	By:		Apollo Management GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
Its General Partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President